CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
(the “Fund”)

Supplement dated May 3, 2022
to the Prospectus and Summary Prospectus, each dated February 28, 2022

Effective immediately, Christopher Burton is the lead portfolio manager of the Fund, and John Calvaruso will no longer be a portfolio manager of the Fund. Accordingly, the Fund’s Prospectus and Summary Prospectus are updated as set out below.

Effective immediately, the section of the Prospectus entitled “Credit Suisse Commodity Return Strategy Fund — Summary — Portfolio Management — Portfolio managers” and the section of the Summary Prospectus entitled “Portfolio Management — Portfolio managers” are deleted in their entirety and replaced with the following:

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. Christopher Burton, Senior Portfolio Manager and Managing Director, is the lead portfolio manager of the team and has been managing the fund since 2005.

Effective immediately, the section of the Prospectus entitled “Meet the Managers — Commodity Return Strategy Fund” is deleted in its entirety and replaced with the following:

The Commodity Return Strategy Fund is managed by the Credit Suisse Commodities Portfolio Management Team (the “Commodities Team”).  Christopher Burton, the lead portfolio manager, is primarily responsible for the day-to-day portfolio management of the Commodity Return Strategy Fund including commodities exposure, portfolio construction and risk management.

Effective immediately, the information in the table under the section of the Prospectus entitled “Meet the Managers” relating to Christopher Burton and John Calvaruso are deleted in their entirety and replaced with the following:

Christopher Burton, Managing Director	Commodity Return Strategy Fund

Mr. Burton is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.  Mr. Burton is a CFA charter holder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Job titles indicate position with the investment manager.

Shareholders should retain this supplement for future reference.

May 3, 2022	16-0522 CS-PRO COM-SUMPRO 2022-001

CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
(the “Fund”)

Supplement dated May 3, 2022
to the Statement of Additional Information dated February 28, 2022

Effective immediately, John Calvaruso will no longer be a portfolio manager of the Fund.

The information in the table in the section entitled “Management of the Funds — Portfolio Managers — Portfolio Managers’ Ownership of Securities” relating to John Calvaruso is hereby deleted.

The information in the table in the section entitled “Management of the Funds — Portfolio Managers — Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed” relating to John Calvaruso is hereby deleted.

Shareholders should retain this supplement for future reference.